UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 4, 2015

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

000-55206
(COMMISSION FILE NO.)

46-5488722
(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          The Board of Directors for AmericaTowne, Inc. (the "Company") authorized its Chairman of the Board and Chief Executive Officer, Alton Perkins, to negotiate and execute the following agreements on behalf of the Company: (a) Exporter Services Agreement between the Company and Janssen's Farms Incorporated dated January 22, 2015, which supplements the prior agreement between the parties as set forth in earlier disclosures (the "Janssen's Agreement"), and (b) Exporter Services Agreement dated January 30, 2015 between the Company and Society Cooperative Pour Transaction Agricoles (SOCOOTRA) doing business at Agboville-Region de I Agneby Tiassa (RCI) 13 BP 129 Abidjan in Ivory Coast (the "SOCOOTRA Agreement"). See Exhibit 10.1 and Exhibit 10.2, respectively.

          Under the terms of the Janssen's Agreement and the SOCOOTRA Agreement, as set forth in the Form 8-K dated September 15, 2014, which is incorporated herein by reference (the "September 15, 2014 8-K"), AmericaTowne is to earn the consideration set forth in each agreement.

          AmericaTowne has represented in the Janssen's Agreement and the SOCOOTRA Agreement that the AmericaTowne Platform consists or will consist of exhibition, showroom and display facilities, support office(s) and staff located in the United States and China, and the platform consists or will consist of a buyer's network, and online websites either directly owned by AmericaTowne or in a partnership with third-parties in order to support the exhibition center, showroom and network to market imported goods and services to consumers in China.

          The consideration paid to the Company under the Janssen's Agreement and the SOCOOTRA Agreement differ slightly from what is set forth in the September 15, 2014 8-K. More specifically, with respect to the Janssen's Agreement, the Company has agreed to accept a nonrefundable Service Fee in the amount of $50,000 with credit given towards the prior Service Fee payment under the related agreement with Janssen (as disclosed in prior filings) in the amount of $15,000, and monthly payments of $1,944 a month for eighteen (18) months effective upon execution of the Janssen's Agreement. With respect to the SOCOOTRA Agreement, the Company has agreed to accept $55,000 as the "Service Fee" paid as follows: (a) $10,000 upon execution, (b) $3,750 per month for twelve months after execution commencing on March 15, 2015.

(d) Exhibits

Exhibit      Description

10.1           Exporter Services Agreement dated January 22, 2015 (Janssen's Agreement)

10.2           Exporter Services Agreement dated January 30, 2015 (SOCOOTRA Agreement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC.

By: /s/ Alton Perkins
Alton Perkins
Chairman of the Board, President,
Chief Executive Officer,
Chief Financial Officer, Secretary

Dated: February 4, 2015